Exhibit 10.3

Certain identified information marked with [***] has been excluded from the exhibit because it is both not material and is the type that the registrant treats as private or confidential.

AMENDMENT #4 TO EXCLUSIVE LICENSE AGREEMENT

BETWEEN IONQ, INC. AND UNIVERSITIY OF MARYLAND

This Amendment #4 to the Exclusive License Agreement (Amendment) entered into by and between the University of Maryland (UMD) and IonQ, Inc. (Licensee) is effective as of the date of last signature below.

Background : UMD and Licensee executed an Exclusive License Agreement dated effective July 19, 2016 (Exclusive License Agreement). In connection with the Exclusive License Agreement, UMD and Licensee executed an Exclusive Option Agreement, effective July 19, 2016 (Option Agreement). Under the terms and Option during the Option Period to obtain a worldwide exclusive license, with the right to sublicense, under the Exclusive License Agreement to UMD’s rights in Option IP (the “Option”). UMD has disclosed certain Option IP to Licensee and Licensee elects to exercise its Option to license such Option IP by executing this Amendment #3 to the Exclusive License Agreement. To that end, UMD and Licensee hereby agree that the Exclusive License Agreement is amended as follows:

1.	The definition of Licensed Inventions in Section 1.11 is modified to add at the end of the definition: “and [***], and the related detailed descriptions.”

2.	Appendix A to the Exclusive License Agreement is modified by adding the following to the list of Patent Rights: [***].

3.

All other terms and conditions of the Exclusive License Agreement shall apply to the Option Intellectual Property (as that term is defined in the Option Agreement) optioned by Licensee pursuant to the Option Agreement and identified in this Amendment as if such intellectual property had been included in the scope of the Exclusive License Agreement as of its Effective Date.

4.	Except for the amendments set forth herein, all other terms and conditions of the Exclusive License Agreement remain in full force and effect.

ACCEPTED AND AGREED TO:

UNIVERSITY OF MARYLAND	IONQ, INC.

/s/ Kenneth Porter	/s/ Francisco Castro
Kenneth Porter, Director	Francisco Castro, Ph.D., Chief IP Counsel

DATE: 02/01/2021	DATE: 02/01/2021